Exhibit 10.3

AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (this “Amendment”), effective as of January 3, 2017, is made between Interpace Diagnostics Group, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, the Company and the Purchasers are parties to that certain Securities Purchase Agreement, dated as of January 3, 2017 (the “Agreement”); and

WHEREAS, the Company and the Purchasers desire to amend the Agreement to clarify their intentions with respect to the securities and the terms thereof that the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     The definition of “Per Share Purchase Price” in Section 1.1 of the Agreement is hereby replaced in its entirety with the following:

“Per Share Purchase Price” equals $6.81, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

2.     The first sentence of Section 2.1 of the Agreement is hereby replaced in its entirety with the following:

On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $4,290,300 of Shares.

3.     Section 2.2(a)(iv) of the Agreement is hereby replaced in its entirety with the following:

(iv) as applicable, a Warrant registered in the name of such Purchaser to purchase up to an aggregate number of shares of Common Stock equal to the amount set forth on the signature page hereto, with an exercise price equal to $0.01, subject to adjustment therein; and

4.     For purposes of the Agreement, as amended hereby, each Purchaser’s “Subscription Amount” shall mean, as to each Purchaser, the aggregate amount to be paid for Shares purchased under the Agreement, as amended hereby, as specified below such Purchaser’s name on the signature page of this Amendment and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

5.     The following is hereby added as Section 4.15 to the Agreement:

4.15

Participation Right

At any time on or prior to the fifteen month anniversary of the Closing Date, neither the Company nor any of its Subsidiaries shall, directly or indirectly, issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act), any Common Stock Equivalents, any preferred stock or any purchase rights) (any such issuance, offer, sale, grant, disposition or announcement (whether pursuant to a public or private offering) is referred to as a “Subsequent Placement”) unless the Company shall have first complied with this Section 4.15. The Company shall provide notice to each Purchaser at least one (1) Trading Day prior to any proposed or intended Subsequent Placement. The Company acknowledges and agrees that the right set forth in this Section 4.15 is a right granted by the Company, separately, to each Purchaser.

(i)     At least one (1) Trading Day prior to any proposed or intended Subsequent Placement, the Company shall deliver to each Purchaser an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (A) identify and describe the Offered Securities, (B) describe the price and other material terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (C) include proposed drafts of the Subsequent Placement Documents (as defined below) and specify the proposed time at which the Company intends to execute the Subsequent Placement Documents, and (D) offer to issue and sell to or exchange with such Purchaser in accordance with the terms of the Offer such Purchaser’s pro rata portion of fifty percent (50%) of the Offered Securities, provided that the number of Offered Securities which such Purchaser shall have the right to subscribe for under this Section 4.15 shall be (x) based on such Purchaser’s pro rata portion of the aggregate Subscription Amount for all Purchasers pursuant to this Agreement (the “Basic Amount”), and (y) with respect to each Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until each Purchaser shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(ii)     To accept an Offer, in whole or in part, such Purchaser must deliver a written notice to the Company prior to one (1) Trading Day after such Purchaser’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Purchaser’s Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Purchaser elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts, then each Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Purchaser bears to the total Basic Amounts of all Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to each Purchaser a new Offer Notice and the Offer Period shall expire one Trading Day after such Purchaser’s receipt of such new Offer Notice.

(iii)     The Company shall have forty-eight (48) hours from the expiration of the Offer Period above (A) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by a Purchaser (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (B) to publicly announce (x) the execution of such Subsequent Placement Agreement, and (y) either (I) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (II) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(iv)     In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.15(iii) above), then each Purchaser may, at its sole option and in its sole discretion, withdraw its Notice of Acceptance or reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Purchaser elected to purchase pursuant to Section 4.15(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to this Section 4.15 prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 4.15(i) above.

(v)     Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, such Purchaser shall acquire from the Company, and the Company shall issue to such Purchaser, the number or amount of Offered Securities specified in its Notice of Acceptance, as reduced pursuant to Section 4.15(iv) above if such Purchaser has so elected, upon the terms and conditions specified in the Offer. The purchase by such Purchaser of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Purchaser of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Purchaser and its counsel.

(vi)     Any Offered Securities not acquired by a Purchaser or other Persons in accordance with this Section 4.15 may not be issued, sold or exchanged until they are again offered to such Purchaser under the procedures specified in this Agreement.

(vii)     The Company and each Purchaser agree that if any Purchaser elects to participate in the Offer, neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any securities of the Company or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company.

(viii)     Notwithstanding anything to the contrary in this Section 4.15 and unless otherwise agreed to by such Purchaser, the Company shall either confirm in writing to such Purchaser that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case, in such a manner such that such Purchaser will not be in possession of any material, non-public information, by the forty-eighth (48th) hour following delivery of the Offer Notice. If by such forty-eight (48th) hour, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by such Purchaser, such transaction shall be deemed to have been abandoned and such Purchaser shall not be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide such Purchaser with another Offer Notice and such Purchaser will again have the right of participation set forth in this Section 4.15.

(ix)     The restrictions contained in this Section 4.15 shall not apply in connection with (A) any Exempt Issuance (as defined in this Agreement), (B) any incurrence of debt or issuance of any debt security, in each case that is not a Common Stock Equivalent, or (C) any issuance of any equity security, equity-linked or related security pursuant to or in connection with any conversion or cancellation of any debt (or any similar transaction) outstanding on the date of this Agreement. The Company shall not circumvent the provisions of this Section 4.15 by providing terms or conditions to one or more Purchasers that are not provided to all Purchasers.

6.     In the event of any conflict between any information set forth on a Purchaser’s signature page to this Amendment and any information set forth on such Purchaser’s signature page to the Agreement, the information set forth on such Purchaser’s signature page to this Amendment shall supersede the information set forth on such Purchaser’s signature page to the Agreement.

7.     Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms as set forth in the Agreement.

8.     This Amendment shall be effective as of the day and year first written above. Except as amended hereby, and as so amended, the Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

9.     This Amendment may be executed in separate counterparts, each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories on the 5th day of January, 2017, with an effective date of January 3, 2017.

INTERPACE DIAGNOSTICS GROUP, INC. By: Name: Jack E. Stover Title: President and Chief Executive Officer

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SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

[PURCHASER SIGNATURE PAGES TO

AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories on the 5th day of January, 2017, with an effective date of January 3, 2017.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:_________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $_________________

Shares: _________________

Warrants: 0 (zero)

EIN Number: _______________________

☐  Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on the third (3rd) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

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